EX-906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Dominion Funds, Inc. (the "Fund"), does hereby certify, to such officer's knowledge, that the Fund's report on Form N-CSR for the six month period ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By: /S/ Paul Dietrich
    ------------------------
Paul Dietrich, principal executive and principal financial officer

Date: March 7, 2007

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Dominion Funds, Inc. for purposes of the Securities Exchange Act of 1934.